Exhibit 10.28

                       DEALER LOAN AND SECURITY AGREEMENT


Textron Financial Corporation                       CO-BORROWERS:
1180 Welsh Road, Suite 280
North Wales, PA  19454                              EBIZ Enterprises, Inc.
                                                    ----------------------------
                                                    Exact Legal Name
                                                    15695 N. 83rd Way
                                                    ----------------------------
                                                    Street Address
                                                    Scottsdale, AZ 85260
                                                    ----------------------------
                                                    City, State, Zip Code


                                                    Jones Business Systems, Inc.
                                                    ----------------------------
                                                    Exact Legal Name
                                                    13715 Murphy Rd., Suite D
                                                    ----------------------------
                                                    Street Address
                                                    Stafford, TX 774770
                                                    ----------------------------
                                                    City, State, Zip Code

Gentlemen:

     1. We are an authorized dealer of goods manufactured and/or distributed by various manufacturers and distributors (hereinafter called "Manufacturer"). As such, we from time to time buy goods from Manufacturer to be held by us as our inventory for sale by us in the normal course of our business. We may, as more fully set forth herein, from time to time obtain loans from you in order to finance the purchase of certain of such goods, including parts and accessories therefor, from Manufacturer, and desire by this Agreement to set forth in writing our understanding of our loan arrangements with you and secure repayment of such loans and other related debts and liabilities we may have to you, whether now existing or hereafter arising.

     2. Upon our request from time to time, you may, at your sole discretion and without any obligation to do so, make loans to us, under such terms and with such conditions as you shall specify, to enable us to acquire rights in Inventory from Manufacturers pre-approved by you for financing programs. We understand that each such loan will be solely at your discretion, and we expressly disclaim any right to expect otherwise, either from the course of our dealing, our need therefore, your dealings with others, your arrangements with Manufacturer, or otherwise. Conversely, nothing herein will prevent us from obtaining financing from other sources, provided that you are completely satisfied that such other financing will not jeopardize our ability to comply with our financial obligations to you and that adequate procedures will be implemented to absolutely assure your ability to identify your Collateral.

     We understand that certain terms and conditions applicable to loans obtained by us from you will be set forth in materials to be made available from time to time to us and other dealers, the terms of which, as revised from time to time, being deemed incorporated herein by reference. We understand that these materials are subject to change by you at any time and from time to time, and expressly assume the responsibility of confirming directly with you, upon our request for each loan, the exact terms and conditions then being stated by you, including without limitation rate of interest and terms of repayment. In no event will we view such materials as a commitment or other offer on your part to lend, and we will have no right to any loan under any particular terms until actually made and under the terms so made. We understand and agree that the full amount of each loan will be paid to you on its due date without deduction for any sums due from Manufacturer or any Credit Memo that may have been issued to you, unless you have previously notified us that you have received and applied the amount of the Credit Memo issued by the Manufacturer.

     We understand that you may, from time to time, issue advices to us. Such advices may include, but need not be limited to, periodic or monthly statements of our account, periodic letter advices in the nature of statements of account, issued from time to time, and letter forms or other forms of notices of due dates of finance plan payments and of the specific terms of loans which we have with you. Unless we, within ten (10) days from the date of any such advice, give you written and itemized objection to the contents of such advice, we shall be fully bound thereby and acknowledge that the content of such advice is true, correct, and complete, and accurately reflects our obligations to you as of the date thereof.

     In connection with each loan requested, we will deliver to you such other writings as you shall require, which may include notes or other appropriate evidence of debt. Such notes or other evidence of debt, Manufacturer invoices, and other like materials as may be revised from time to time ("Collateral Documents"), together with this Agreement, contain our entire understanding, and we acknowledge that we will not be relying upon any prior oral or written promises or undertakings or future oral promises between us. No modification hereof or of the Collateral Documents will be binding upon you unless in a writing duly executed on your behalf by an officer holding the rank of Vice President or higher.

     We hereby authorize you to disburse the proceeds of each loan directly to Manufacturer on our behalf. Further, we shall and hereby authorize Manufacturer to deliver its invoice for Inventory, together with all Certificates of Origin, directly to you. You may assume that all such invoices so submitted are authentic and accurate and that they have been submitted on our behalf and with our permission. Receipt by you from us or Manufacturer of an invoice for Inventory shall be your authority to make a loan to us under terms and conditions then being stated by you. In addition we shall and hereby authorize the Manufacturer to issue all Credit Memos directly to you.

     We acknowledge that the term "Prime Rate", as used in the Collateral Documents in reference to the rate of interest applicable to loans to us, will mean the average of the Prime Rates (the base rate for corporate loans at large U.S. money center commercial banks) quoted in the Wall Street Journal under the caption "Money Rates", and agree that the interest rate applicable to our loans from you will automatically change from time to time effective upon each change in the published Prime Rate. We further agree that interest on our loans from you will be calculated on the basis of a 360 day year but will be chargeable for the actual days that principal is outstanding in the then current year.

     We have informed you that we are currently operating as a debtor in possession under the protection of Chapter 11 of the U.S. Bankruptcy Code with all of the rights and obligations so afforded a debtor in possession thereunder.

     3. We acknowledge that our financial arrangements with you are completely independent of our arrangements with Manufacturer, and that neither you nor Manufacturer are an agent for or acting on behalf of the other. We are not relying, in our understanding with you, on any statements, promises or representations, oral or written, made by Manufacturer, whether or not purportedly on your behalf, relating to the subject matter hereof and of our loans with you. Although we may receive official literature, brochures and other written materials disseminated by you through Manufacturer, we expressly assume the risk that the materials so received are the most current, up to date materials then authorized by you to be disseminated. None of our obligations to you will be affected or impaired, or be subject to any defense, set-off, counterclaim, crossclaim or recoupment, by reason of any claim which we now or hereafter have against Manufacturer or its agents, including without limitation any claim for breach of express or implied warranty of title, or otherwise related to the condition of the Collateral or our dealings with Manufacturer.

     4. As used herein, the following terms shall have the following meaning:

          a) "Inventory" means all present and future Inventory, as that term is defined in the Rhode Island Uniform Commercial Code ("Code"), together will all parts and accessories, and all replacements, substitutions and additions thereof or thereto.

          b) "Accounts" means all present and future Accounts, as that term is defined in the Code.

          c)  "General   Intangibles"  means  all  present  and  future  General
Intangibles, as that term is defined in the Code, and shall include, without limitation, all Credit Memos and other sums due from Manufacturer, all books, records, ledgers, journals, check books, computer tapes and disks, print outs and other information and sources of information, and all licenses, permits, franchises, tradenames and other rights and privileges used or useful in the conduct of our business and the sale of Inventory.

          d) "Equipment" means all present and future Equipment, as that term is defined in the CODE, together with all parts and accessories, and all replacements, substitutions and additions thereof or thereto.

          e) "Investment Property" means all present and future Investment Property, as that term is defined in the CODE.

          f) "Proceeds" means present and future Proceeds, as that term is defined in the CODE, and shall include, without limitation, insurance payable by reason of loss or damage to any of the Collateral. All Proceeds received by us will be held in trust for you until our loans are paid, and we will promptly deliver all Proceeds to you.

          g) "Collateral" means, individually and collectively, Inventory, Accounts, General Intangibles, Equipment, Investment Property and Proceeds.


     5. a) In order to secure repayment to you of each loan made by you to us the proceeds of which enable us to acquire rights in or the use of Inventory, we hereby grant to you a purchase money security interest in such Inventory, the Proceeds thereof and all General Intangibles related thereto, to secure repayment of such loan. It is intended by this subparagraph (a) that only the Inventory so acquired, with Proceeds and related General Intangibles, will secure the loan the proceeds of which enabled us to acquire rights in or the use of such Inventory.

          b) In order to secure repayment to you of all debts and liabilities we may now or hereafter have to you under this Agreement or any other agreement, whether such debt or liability be obtained by you by assignment, negotiation or otherwise, and whether direct or indirect, primary or secondary, absolute or contingent, or otherwise, including but not limited to all loans made by you to us to finance the purchase of Inventory, we hereby grant to you a security interest in all of our Inventory, Accounts, General Intangibles, Equipment and Investment Property no matter how obtained by us, whether now existing or hereafter acquired, and the Proceeds of all of the foregoing.

          c) All payments made by us will be deemed to be applied by you first to the loan (i) the proceeds of which enabled us to acquire rights in or the use of Inventory which we have previously sold and (ii) with the earliest due date.

     6. We hereby represent to you that all information provided by us to you in connection with our application for each loan from you is and will be complete and accurate in every respect. WE WILL IMMEDIATELY NOTIFY YOU IN WRITING OF ANY CHANGE IN ANY OF THIS INFORMATION.

     7. We will from time to time execute and/or deliver or cause to be executed and/or delivered to you such financing statements, amendments to financing statements, continuation statements, documents of title, manufacturers' certificates of origin, warehouse receipts, bills of lading, vehicle titles, waivers, consents and such other manner of things, and take all manner of actions, as you may from time to time request which are in your sole opinion necessary or desirable in order to perfect, protect, maintain, continue, realize and/or enforce your rights and security interests granted herein. This shall include, without limitation, the written waiver by the landlord of each location at which any Collateral is located. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any public office as a financing statement.

     8. We will maintain the Inventory in excellent, salable condition, consistent with the highest standards in the industry, and will comply with all applicable laws relating to our use thereof. We will provide you or your designated representatives with access, at any time, during normal business hours, whether announced or unannounced, to each location at which any Collateral is located, to inspect and examine the Inventory and other Collateral and business records, including without limitation all financial records. We agree, at our sole cost, to keep all Inventory insured against risks covered by standard forms of fire, theft and extended coverage and such other risks as may be reasonably required by you and under policies issued by an insurance company or companies and in amounts satisfactory to you. You shall be named to the extent your interest may appear under a Lender's Loss Payable Clause in such policy, which shall provide that the insurance cannot be canceled without at least thirty (30) days prior written notice to you and shall insure you notwithstanding any act or neglect on our part. At our expense, we shall furnish you with evidence of the same in form satisfactory to you, and shall provide you with a Certificate thereof naming you as certificate holder. We will promptly remit to you in the form received, with all necessary endorsements, any Proceeds of such insurance. You may make and settle claims and endorse our name on any checks or drafts. You may apply any Proceeds of insurance which may be received by you toward payment of any obligations or liabilities owed to you by us, whether or not then due, in such order of application as you may determine.

     Loss, damage or destruction of all or any of the Collateral shall not affect or diminish our liabilities to you and we assume all responsibility and risk for the existence, character, quality, condition, value, and delivery of Inventory.

     9. We will pay and/or cause to be paid all taxes, levies and other governmental charges and assessments payable on or with respect to the Collateral and any premises at which the Collateral is located, which if unpaid may result in a lien or imposition thereon. Such taxes, levies, charges and assessments will be paid prior to the date that any penalty for late payment may be assessed with respect thereto, and if requested by you we will, at our expense, provide you with receipts or other evidence of payment in form satisfactory to you.

     10. We will not suffer or permit any lien, security interest, charge, claim or encumbrance to be placed on any of the Collateral, other than in your favor, or suffer or permit any interest to exist therein which is adverse to your own, other than the liens or encumbrances listed on Exhibit A attached hereto ("Permitted Liens") . We represent that we are, and agree to remain, the sole and absolute owner of the Collateral, until sold in the ordinary course of our business, and are and will remain qualified under the terms of all applicable laws and under our dealership arrangements with Manufacturer to conduct our business as presently conducted, with all necessary governmental and other licenses, consents and authorizations having been obtained.

     11. At your option, without any obligation to do so, you may pay and discharge taxes, liens, levies, security interests or other encumbrances against the Collateral except Permitted Liens, may pay for insurance on and for the maintenance and preservation of the Collateral and perform on our behalf any other obligation required to be performed by us hereunder but which we have failed to so do. We shall reimburse you on demand for any payment made or any expense incurred by you pursuant to the authority hereof, with interest at the highest rate chargeable on any of our loans with you, and will pay you a late charge of 1.5% per month of the amount due to you, or the highest legally permissible rate if lower.

     12. We will furnish you such information regarding our business and financial condition as you may request from time to time, including without limitation such financial statements, in such form and bearing such certifications, as you shall require. We agree that you may audit or cause to be audited our books and records at any and all times, during normal business hours, whether announced or unannounced, and to permit you access to each location at which any of our General Intangibles are located.

     13. We will provide you with written notice of the following matters immediately upon the occurrence thereof:

          a) A change in any information provided by us to you herein, in any application made by us in connection with any loan, or otherwise, including without limitation, any change in the location of any Collateral or in any other circumstances regarding the Collateral or our business operations;

          b) Loss, theft, or substantial damage or destruction of any of the Collateral or related to our business operations generally; or

          c) Any other matter which might have a material adverse affect on our financial condition or operations or which, upon the giving of notice or passage of time, or both, would result in an event of default by us hereunder.

     14. Any one or more of the following shall be an event of default by us under this Agreement:

          a) Failure by us or any person jointly or otherwise liable to you for our obligations to you, as surety, guarantor or otherwise ("Other Obligor") to pay any amount due you, as and when due, contained or referred to herein or in any other instrument, document, or agreement to which we or such Other Obligor are a party or by which we or such Other Obligor are bound to you, whether now existing or hereafter created; or

          b) Failure by us or any Other Obligor to perform or comply with any other obligation, covenant or liability contained or referred to herein or in any other instrument, document, or agreement to which we or such Other Obligor are a party or by which we or such Other Obligor are bound to you, whether now existing or hereafter created, and such failure, if reasonably susceptible of cure, is not cured within fifteen (15) days of the occurrence thereof; or

          c) If any warranty, representation, or statement made or furnished to you by us or on our behalf or on behalf of an Other Obligor, including any representation made on our behalf by Manufacturer, proves to be false, misleading or incomplete in any respect; or

          d) Loss, theft or substantial damage or destruction of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon other than levies or attachments resulting from Permitted Liens; or

          e) Dissolution, merger, consolidation, sale or other disposition of a controlling interest in our ownership or of substantially all of our assets, termination of existence, or the commencement of any proceeding by or against us under Chapter 7 of the U.S. Bankruptcy Code; or

          f) Failure by us to pay any obligation(s) or liability(ies) whatsoever, past, present or future, when due to any other creditor, or the occurrence of any event of default by us under any agreement with any of our respective creditors, including without limitation the occurrence of an event of default under any lease relating to any premises upon which all or any part of our Inventory or other Collateral is located provided, however, that while any bankruptcy automatic stay is in effect, any default under a pre-bankruptcy petition obligation shall not constitute an event of default hereunder unless or until such other creditor obtains relief from such automatic stay; or

          g) If we give notice of a Bulk Sale or intended Bulk Sale, or call a meeting of our respective unsecured creditors or offer a composition or extension to such creditors, or cease to operate our respective business.

     15. Upon the occurrence of an event of default, you shall have the right to repossess the Inventory and also any and all rights available under the Code, including, without limitation, the right to declare any and all unpaid balances of principal, interest, costs and expenses arising out of any and all of our obligations or liabilities to you, whether past, present or future, direct or indirect, matured or unmatured, liquidated or unliquidated, immediately due and payable without notice to or demand on us. We irrevocably authorize you or your agent to enter all premises to take possession of and remove the Inventory and other Collateral and release you from any and all liability with respect to such entry or removal. We shall in case of default, if you so request, assemble and deliver the Inventory and other Collateral, at our expense, to a place to be designated by you. We shall pay all of the costs you incur in the enforcement of any of our obligations to you or the collection of any liabilities owed to you by us, including, without limitation, costs, expenses and reasonable attorneys' fees. If any notification of intended disposition of any of the Inventory or other Collateral is required by law, such notification shall be deemed reasonably and properly given if mailed by ordinary mail or overnight delivery service at least ten (10) days before such disposition, postage prepaid, addressed to us, either at our address shown in this Agreement, or at such other address as we may have designated to you in writing.

     16. To the extent permitted by applicable law, we authorize you, your designee, the Clerk of the Court, or any attorney of any Court, in the State of Rhode Island or any other state, to appear for us at any time in any and all actions and to confess judgment against us for all sums then owed to you, whether or not then payable, and/or for the recovery of any or all of the

Inventory in our possession, together with reasonable attorneys fees in an amount as determined by a court of competent jurisdiction.. Wherever this provision is prohibited, unenforceable or unlawful, it is deemed stricken from this Agreement.

     17. Any law, custom or usage to the contrary notwithstanding, you shall have the right at all times to enforce the covenants and provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on your part in refraining from so doing at any time or times. Your failure at any time to invoke your rights under the covenants and provisions of this Agreement strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms and provisions of this Agreement or as having in any way or manner modified, altered or waived the same. Time is of the essence in our performance hereunder and under all other agreements with you. All of your remedies are cumulative and not alternative, and can be exercised in any order and in any manner, separately or simultaneously, and from time to time until all liabilities and obligations to you are satisfied in full.

     18. This Agreement may be assigned by you, but we may not assign this Agreement without your prior written consent. If you assign this Agreement, you shall have no further obligation hereunder. All of your rights hereunder shall inure to the benefit of your successors and assigns and all our obligations shall bind our successors and assigns. If there be more than one party obligated to you under this Agreement, their obligations hereunder shall be joint and several, and the terms "we" "us" or "our" as used herein shall refer to them jointly and severally.

     19. We authorize and empower you or your employees, agents or representatives, on our behalf, and in our name, to complete and supply any omission or blank spaces in this Agreement and in any documents or financing statements executed by us and including amendments and continuations thereof under the Code; to execute and/or have acknowledged any form of security instruments, notes, drafts and documents; and to make any requisite affidavits which may be necessary or required by you, and/or which you may desire to evidence or secure advances made by you pursuant to the terms of this Agreement. All of the foregoing may be executed in such form and substance as you in your sole discretion may deem necessary or proper, and this power of attorney, being coupled with an interest, is irrevocable.

     20. Our officers, by execution hereof, warrant and represent to you that we are a duly formed corporation and are qualified to do business in the state(s) in which our place(s) of business is (are) located; and, at a Board of Directors meeting duly convened, our officer(s) were properly authorized to execute and deliver this Agreement and all other documents whether hereunder or otherwise; that the execution and delivery of this Agreement does not contravene the Articles of Incorporation, By-Laws, or any agreement, document or instrument to which we are a party or by the terms of which we are bound.

     21. Any provision or part thereof in this Agreement found upon judicial interpretation or construction to be prohibited by law shall be ineffective to the extent of such prohibition, without invalidating the remaining provisions hereof. All words used shall be understood and construed to be of such gender or number as the circumstances may reasonably require.

     22. We hereby represent and warrant to you and your assigns that we are so authorized, subject to final bankruptcy court approval, to make all of the representations, warranties and promises and to incur the obligations set forth in this Agreement as a debtor in possession under Chapter 11 of the U.S. Bankruptcy Code. We further represent and warrant that no action, order, approval or authorization of our execution of this Agreement is required by any law or court other than that already obtained by us or being concurrently obtained in connection with our execution of this Agreement.

     23. THIS AGREEMENT SHALL BE DEEMED EFFECTIVE WHEN ACCEPTED AND EXECUTED BY YOU IN THE STATE OF RHODE ISLAND, AND THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF RHODE ISLAND.

     24. AS AN INDEPENDENT COVENANT, WE IRREVOCABLY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND IN ANY AND ALL ACTIONS BETWEEN US WHETHER UNDER THIS AGREEMENT OR OTHERWISE AND TO THE SERVICE OF PROCESS THEREIN BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO US AT THE ADDRESS AS SET FORTH HEREIN OR ON YOUR RECORDS, AND IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL ACTIONS BETWEEN US, WHETHER UNDER THIS AGREEMENT OR OTHERWISE.

     WE HEREBY ACKNOWLEDGE THAT WE HAVE READ AND UNDERSTAND ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT.

     Intending    to   be   legally    bound,    signed   and    delivered    on
_____________________________, ________:


EBIZ Enterprises, Inc.
----------------------------------
(Corporate Name)

By: /s/ Bruce A. Parsons
    ------------------------------
             President

Attest: /s/ Mike Colesante
        --------------------------
               Secretary


Jones Business Systems, Inc.
----------------------------------
(Corporate Name)

By: /s/ Bruce A. Parsons
    ------------------------------
             President

Attest: /s/ Mike Colesante
        --------------------------
               Secretary

(CORPORATE SEAL)

                                      APPROVED AND ACCEPTED

                                      TEXTRON FINANCIAL CORPORATION
                                      (Secured Party)

                                      BY:   /s/ Pat Smith
                                            ------------------------------------

                                      DATE: 11/14/01
                                            ------------------------------------

Tax ID#:  84-1075269
Filename: DLSA broad

EXHIBIT " A" TO DEALER LOAN AND SECURITY AGREEMENT

First priority security interest in all of the postpetition assets of Ebiz Enterprises, Inc. ("Ebiz") and Jones Business Systems Inc. ("JBSI") granted in favor of The Canopy Group, Inc. ("Canopy") pursuant to the terms of that certain Stipulation Providing for Use of Cash Collateral and Adequate Protection of Secured Creditor's Lien dated September ____, 2001 by and between Canopy, Ebiz and JBSI.

Prepetition, first priority security interest in all of the assets of JBSI and second position security interest in all of the assets of Ebiz granted in favor of Canopy.

Prepetition, first priority security interest in all of the assets of Ebiz granted in favor of Ingram Micro Inc.

Prepetition, second priority security interest in all of the assets of JBSI and third position security interest in all of the assets of Ebiz granted in favor of Caldera Systems, Inc.

A security interest granted to The Canopy Group, Inc. in the accounts receivable generated, all inventory acquired and the proceeds of same, and all other personal property of Ebiz and JBSI acquired post-petition (including, but not limited to goods, general intangibles, and fixtures) to secure any advance resulting from a draw on the Irrevocable Standby Letter of Credit issued pursuant to the terms of that certain Agreement to Provide Letter of Credit and Financial Accommodations dated October ____, 2001 by and between Canopy, Ebiz, and JBSI.

A POTENTIAL security interest in all of the assets of Ebiz and JBSI having a priority equal to that of Canopy which may be granted to First Financial Equity Corporation, as agent for a group of lenders that may provide postpetition financing in the amount of $1,100,000 to Ebiz and JBSI, upon approval by the Bankruptcy Court after notice and hearing.

        AMENDMENT TO DEALER LOAN AND SECURITY AGREEMENT (THE "AGREEMENT")
                      DATED _________________________, 2001
                                     BETWEEN
                      TEXTRON FINANCIAL CORPORATION ("TFC")
                                       AND
                       EBIZ ENTERPRISES, INC. ("OBLIGOR")
                                       AND
                     JONES BUSINESS SYSTEMS INC. ("OBLIGOR")


The Agreement is amended by adding the following paragraphs:


1. As security for the performance of all obligations of Obligor and/or its affiliates owing to TFC and/or its affiliates, including the obligations of Obligor set forth in the Agreement, whether contingent or otherwise (the "Obligations"), Obligor agrees to cause to be issued to TFC, by a United States bank acceptable to TFC, an Irrevocable Standby Letter of Credit in form and substance satisfactory to TFC (the "Credit"). The Credit shall be in an amount of not less than $500,000.00 and shall provide for indefinite annual automatic renewals unless TFC receives written notice from the issuer of the Credit, no less than sixty (60) days prior to the Credit's then applicable expiration date, of such issuer's election not to renew the Credit (the "Notice").

2. TFC's receipt of the Notice shall constitute an event of default on the part of Obligor under all agreements between Obligor and/or its affiliates and TFC and/or its affiliates, including the Agreement, entitling TFC to draw on the Credit and to exercise any and all remedies and rights available to TFC under the Agreement or otherwise, the foregoing Paragraph 1, within thirty (30) days following TFC's receipt of the Notice. In the event that the Obligations are contingent, either in whole or in part, TFC shall hold the proceeds of any such draw remaining after application of such proceeds to matured Obligations (whether matured by acceleration or otherwise) as security for the continuing Obligations.

3. TFC agrees that, upon receipt of written notice from any secured creditor of Obligor is in default under the terms of any agreement with such secured creditor effective after the date of Obligor's September , 2001 bankruptcy petition, TFC will not make any additional loans to Obligor until such secured party has notified TFC in writing that such default has been cured.


     TEXTRON FINANCIAL CORPORATION            EBIZ ENTERPRISES, INC.

     By: /s/ Pat Smith                        By: /s/ Bruce A. Parsons
         -------------------------------          ------------------------------

     Name:  ____________________________      Name:  ___________________________

     Title: ____________________________      Title:  __________________________

     Date:  ____________________________      Date:  ___________________________

                                              JONES BUSINESS SYSTEMS, INC.

                                              By: /s/ Bruce A. Parsons
                                                  ------------------------------

                                              Name:  ___________________________

                                              Title:  __________________________

                                              Date:  ___________________________